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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07339


                         Pioneer Small Company Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2002 through October 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.



                                     PIONEER
                                     -------
                                      SMALL
                                     COMPANY
                                      FUND

                                     Annual
                                     Report
                                    10/31/03

                                [LOGO] PIONEEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                7

Schedule of Investments                                                       10

Financial Statements                                                          19

Notes to Financial Statements                                                 27

Report of Independent Auditors                                                34

Trustees, Officers and Service Providers                                      35

Retirement Plans from Pioneer                                                 42

Programs and Services for Pioneer Shareowners                                 44

Pioneer Small Company Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 10/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The stock market rally that began last spring extended into late summer as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. While broader market indicators managed small gains, the NASDAQ Composite rose sharply in the third quarter as investors sensed that companies might soon boost technology outlays. September's dip in consumer expectations linked to slow job creation, plus cutbacks in OPEC oil production, drove markets off their highest levels. Investors also kept an eye on the news, as U.S. troops came under daily fire in Iraq and tensions elsewhere remained.

As the economy appeared to strengthen, investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher and the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or back stage, delivering periods of stronger or weaker performance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

[BEGINNING OF CALLOUT]
------------------------------------------------------------------------------
Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments U.S.A. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including develop- ing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------
[END OF CALLOUT]



Respectfully,

/s/ Osbert Hood

Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stocks             85.2%
Temporary Cash Investments     12.0%
Exchange Traded Funds           1.5%
International Common Stocks     1.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Financials                    23.1%
Information Technology        14.8%
Consumer Discretionary        14.6%
Industrials                   12.3%
Health Care                   11.3%
Energy                         7.3%
Materials                      6.0%
Consumer Staples               4.3%
Utilities                      2.4%
Telecommunication Services     2.0%
Exchange Traded Funds          1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

---------------------------------------
 1.  iDine Rewards Network         3.01%
---------------------------------------
 2.  FTI Consulting, Inc.          2.08
---------------------------------------
 3.  Forest Oil Corp.              1.83
---------------------------------------
 4.  Alliance Atlantis             1.69
     Communications, Inc.
---------------------------------------
 5.  Fair Issac & Co., Inc.        1.57
---------------------------------------
 6.  Whitney Holding Corp.         1.56%
---------------------------------------
 7.  Webster Financial Corp.       1.55
---------------------------------------
 8.  Plexus Corp.                  1.54
---------------------------------------
 9.  Nu Skin Enterprises, Inc.     1.53
---------------------------------------
10.  Commercial Federal Corp.      1.53



*This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $14.24       $11.44

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $  -         $     -         $     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

------------------------------------------
Average Annual Total Returns
(As of October 31, 2003)

                Net Asset  Public Offering
Period            Value        Price*
Life-of-Class
(11/2/95)         8.03%         7.23%
5 Years           7.11          5.86
1 Year           24.48         17.30
-----------------------------------------

  All returns reflect reinvestment of
  distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.


[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

Value of a $10,000 Investment+

                   Pioneer
                    Small           Russell
                   Company           2000
                    Fund*            Index
11/95              $ 9,425          $10,000
10/97              $14,726          $14,476
10/99              $12,384          $14,657
10/01              $15,199          $15,022
10/03              $16,572          $19,045


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

  Past performance does not guarantee future results. Return and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $13.40       $10.84

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $  -         $    -          $    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small Company Fund, compared to that of the Russell 2000 Index.

------------------------------------------
Average Annual Total Returns
(As of October 31, 2003)
                    If          If
Period             Held      Redeemed*
Life-of-Class
(11/2/95)          7.26%       7.26%
5 Years            6.34        6.18
1 Year            23.62       19.62
------------------------------------------

  All returns reflect reinvestment of
  distributions at net asset value.

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period.
  The maximum CDSC of 4% declines to zero
  over six years.


[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

Value of a $10,000 Investment+

                  Pioneer
                   Small             Russell
                  Company             2000
                    Fund*             Index
11/95             $10,000            $10,000
10/97             $15,389            $14,476
10/99             $12,760            $14,657
10/01             $15,422            $15,022
10/03             $16,585            $19,045


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

  Past performance does not guarantee future results. Return and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $13.24       $10.73

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $  -         $    -          $    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

------------------------------------------
Average Annual Total Returns
(As of October 31, 2003)
                Net Asset  Public Offering
Period            Value      Price/CDSC*
Life-of-Class
(1/31/96)          5.99%         5.85%
5 Years            6.08          5.86
1 Year            23.39         22.14
------------------------------------------

  All returns reflect reinvestment of
  distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.



[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

Value of a $10,000 Investment

              Pioneer
               Small          Russell
              Company          2000
                Fund*          Index
 1/96         $ 9,900         $10,000
10/97         $14,601         $14,119
10/99         $12,063         $14,296
10/01         $14,529         $14,652
10/03         $15,538         $18,575

  The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

  Past performance does not guarantee future results. Return and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     4/01/03***
                          $14.25       $11.08

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 10/31/03)       Income       Capital Gains   Capital Gains
                          $  -         $    -          $    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

------------------------------------------
Average Annual Total Returns**
(As of October 31, 2003)
                   If           If
Period            Held       Redeemed*
Life-of-Class     7.89%        7.89%
5 Years           7.13         7.13
1 Year           24.56        23.56
------------------------------------------

    All returns reflect reinvestment of
    distributions at net asset value.

*   Reflects deduction of the 1% CDSC.
    Shares sold within 18 months of
    purchase may be subject to the CDSC.


[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

Value of a $10,000 Investment+

               Pioneer
                Small           Russell
               Company            2000
                 Fund*           Index
11/95          $10,000          $10,000
10/97          $15,493          $14,476
10/99          $12,948          $14,657
10/01          $15,907          $15,022
10/03          $17,357          $19,045

** Class R shares which have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

*** Class R shares were first publicly offered on April 1, 2003.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

    Past performance does not guarantee future results. Return and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower due to market volatility.

    The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03
--------------------------------------------------------------------------------

Pioneer Small Company Fund delivered strong returns over the last 12 months, but results trailed the performance of the Russell 2000 Index, the Fund's benchmark. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson describe the shifting background for small-capitalization stocks and review some of the factors that affected performance.

Q: How did Pioneer Small Company Fund perform over this period?

A. For the twelve months ended October 31, 2003, Pioneer Small Company Fund's Class A, B, C and R shares returned 24.48%, 23.62%, 23.39% and 24.56% respectively, all at net asset value. These results lagged the 43.37% return on the Russell 2000 Index, the Fund's benchmark, for the same period.

Q: What was the background for small company stocks and how did it affect performance?

A. Uncertainty over the situation in Iraq held back the pace of economic recovery for much of the period. The end of major military operations energized both the economy and the stock market as a tepid upturn began to accelerate. The economy performed very strongly in the third quarter of 2003; large federal tax cuts and historically low interest rates were key factors.

   Consistent with our core approach, we continued to focus on profitable companies with attractive growth prospects and strong finances. Fund results lagged the benchmark over this period because many of the stocks that rose most dramatically were speculative issues with questionable outlooks. In other words, the Fund's solid returns were achieved without taking on the unnecessary risk of owning highly volatile, lower-quality issues.

Q: Which of your decisions most affected performance?

A. Weightings in various market segments had an important impact on Fund results. For example, we held an overweight position compared to the benchmark in the lagging health care services sector, while we were underweighted in medical technology and biotech, riskier areas that performed well as investors shed their aversion to risk.

   We were also overweighted in the energy sector, which rose only modestly. Increased energy demand is inevitable in an improving

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03                             (continued)
--------------------------------------------------------------------------------

   economy, and we believe that higher prices for oil and gas and, eventually, for energy stocks will follow. Within this sector, we sold PetroQuest Energy when disappointing drilling results in the Gulf of Mexico undercut earnings prospects and drove the stock lower.

   Although attractive values were hard to find, successful stock selection offset the Fund's underweighted technology position. Power Integrations, a leading maker of integrated circuits for power conversion, rose on the basis of strong results.

   Photronics, which makes photomasks used in semiconductor manufacture, benefited from increased demand. Varian Semiconductor also saw demand rise for its products. Shares of Plexus, a contract manufacturer of electronic components, was another positive contributor. However, disappointing earnings drove down shares of Borland Software.

Q: Financial and consumer discretionary stocks are two of the Fund's largest sectors. How did they affect performance?

A. Our value-focused, bottom-up stock selection process drives sector weightings for the Fund. Among financial services firms, we found the most attractive values in diversified and specialty financial companies that might benefit from an improving economy; banks and mortgage companies will be more vulnerable if economic growth triggers higher interest rates. Real Estate Investment Trusts (REITs) generally aided performance: Healthcare Realty Trust, which owns and manages medical office buildings, rose. Results were also favorable at Shurgard Storage Centers, which operates self-storage centers in North America and is expanding in Europe.

   Within consumer-related sectors, Canadian cable operator Alliance Atlantis, which also distributes movies - including The Lord of the Rings - and produces the popular CSI and CSI Miami television series - was a strong performer. Investors were drawn to its improving balance sheet and reduced debt.

   Shares of iDine Reward Networks, the Fund's largest holding at the end of the fiscal year, were essentially unchanged. iDine provides business services to restaurants while marketing discounted meals to consumers. A discount initiative for hotel rooms is being marketed through TravelWeb. We purchased additional shares when the

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   price dipped in October, as a hurricane and the East Coast blackout cut into revenues and the company announced a convertible stock offering aimed at locking in low-cost financing.

   Nu Skin Enterprises markets higher-quality health, beauty and diet products through house parties and door-to-door sales, a distribution method that is more widely accepted in many countries than it is here. Nu Skin has been very successful in Japan and anticipates fast expansion in China. Shares rose late in the period after the sale of closely held stock to institutions was completed.

Q: What other stocks or sectors had an effect on performance?

A. A better economy was not good news for FTI Consulting, which provides turnaround, restructuring, bankruptcy and related consulting services to troubled companies. We remain optimistic about the outlook for this well-managed company and added to holdings when the price declined.

   Good stock selection helped results among industrial and capital goods sectors. AAR has rebounded from the post-9/11 decline in aerospace-related stocks, and Power-One, which makes power conversion systems for communications companies, also rose.

Q: What is your outlook for the months ahead and how have you positioned the Fund?

A. We feel confident that the economy will continue expanding, although not at the rapid pace of the third quarter. Further evidence of expansion, including better employment statistics, was apparent as the period ended.

   Rather than going along with investment fads, especially when the market displays a huge appetite for risk, we follow a disciplined set of rules designed to find the right companies at the right price. Although that stance held back comparative results over this period we continue to believe it is the right strategy for the longer-term. We think the market will come around to our view that valuations matter and will reward investment in well-financed, well-managed companies with potential to generate growing earnings. We also think it likely that many of the lower-quality issues that have led the small-cap market recently will soon stumble.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03
--------------------------------------------------------------------------------

  Shares                                                                Value
              COMMON STOCKS - 96.9%
              Energy - 7.0%
              Oil & Gas Drilling - 2.7%
  47,800      Atwood Oceanics, Inc.*                                $  1,237,542
  73,300      Grant Prideco, Inc.*                                       831,222
 142,400      Key Energy Services, Inc.*                               1,243,152
  67,500      Patterson Energy, Inc.*                                  1,929,825
                                                                    ------------
                                                                    $  5,241,741
                                                                    ------------
              Oil & Gas Equipment & Services - 0.9%
  27,300      Gulfmark Offshore, Inc.                               $    381,108
  81,900      Maverick Tube Corp.*                                     1,383,291
                                                                    ------------
                                                                    $  1,764,399
                                                                    ------------
              Oil & Gas Exploration & Production - 2.7%
 144,650      Forest Oil Corp.*                                     $  3,392,043
  43,100      Spinnaker Exploration Co.*                               1,102,929
  25,000      Tom Brown, Inc.*                                           675,500
                                                                    ------------
                                                                    $  5,170,472
                                                                    ------------
              Oil & Gas Refining Marketing & Transportation - 0.7%
 102,500      Plains Resources, Inc.*                               $  1,358,125
                                                                    ------------
              Total Energy                                          $ 13,534,737
                                                                    ------------
              Materials - 5.9%
              Commodity Chemicals - 1.1%
 104,900      Airgas, Inc.                                          $  2,008,835
                                                                    ------------
              Materials - 1.3%
  10,000      Mega Blocks*                                          $    190,224
 116,150      Mega Blocks (144A)*                                      2,209,447
                                                                    ------------
                                                                    $  2,399,671
                                                                    ------------
              Metal & Glass Containers - 0.3%
  15,000      Kennametal, Inc.                                      $    553,200
                                                                    ------------
              Paper Products - 0.8%
 126,000      Wausau-Mosinee Paper Corp.                            $  1,557,360
                                                                    ------------
              Precious Metals & Minerals - 1.4%
 235,600      Agnico Eagle Mines Ltd.                               $  2,560,972
                                                                    ------------
              Specialty Chemicals - 0.6%
 148,700      Wellman, Inc.                                         $  1,226,775
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                Value
              Steel - 0.4%
  75,000      Graftech International Ltd.*                          $    779,250
                                                                    ------------
              Total Materials                                       $ 11,086,063
                                                                    ------------
              Capital Goods - 3.2%
              Aerospace & Defense - 1.0%
 180,500      AAR Corp.*                                            $  1,967,450
                                                                    ------------
              Construction, Farm Machinery & Heavy Trucks - 1.0%
 120,800      Wabtec Corp.                                          $  1,848,240
                                                                    ------------
              Construction & Engineering - 0.2%
  25,000      Insituform Technologies, Inc.*                        $    357,500
                                                                    ------------
              Electrical Component & Equipment - 1.0%
 210,000      Power-One, Inc.*                                      $  1,902,600
                                                                    ------------
              Total Capital Goods                                   $  6,075,790
                                                                    ------------
              Commercial Services & Supplies - 8.0%
              Data Processing Services - 0.6%
  40,000      Gartner Group, Inc.*                                  $    510,000
  29,500      TALX Corp.                                                 638,970
                                                                    ------------
                                                                    $  1,148,970
                                                                    ------------
              Commercial Printing - 1.3%
  88,000      John H. Harland Co.                                   $  2,396,240
                                                                    ------------
              Diversified Commercial Services - 4.9%
  82,220      Brinks Co.                                            $  1,648,511
 193,700      FTI Consulting, Inc.*                                    3,854,630
  45,500      Kroll, Inc.*                                             1,058,330
  68,000      Regis Corp.                                              2,585,360
                                                                    ------------
                                                                    $  9,146,831
                                                                    ------------
              Employment Services - 1.0%
 259,500      The Princeton Review, Inc.*                           $  1,935,870
                                                                    ------------
              Environmental Services - 0.2%
  87,300      Newpark Resources, Inc.*                              $    350,946
                                                                    ------------
              Total Commercial Services & Supplies                  $ 14,978,857
                                                                    ------------
              Transportation - 1.0%
              Trucking - 1.0%
  50,000      Dollar Thrifty Automotive Group*                      $  1,309,500
  23,000      Overnite Corp.*                                            509,680
                                                                    ------------
              Total Transportation                                  $  1,819,180
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                Value
              Consumer Durables & Apparel - 4.5%
              Apparel, Accessories & Luxury Goods - 0.9%
 257,800      Charming Shoppes, Inc.*                               $  1,688,590
                                                                    ------------
              Housewares & Specialties - 1.6%
 135,500      Tupperware Corp.                                      $  2,039,275
  37,500      Yankee Candle Co.*                                       1,049,250
                                                                    ------------
                                                                    $  3,088,525
                                                                    ------------
              Leisure Products - 0.6%
  71,900      Nautilus Group, Inc.                                  $  1,122,359
                                                                    ------------
              Photographic Products - 0.5%
  80,000      Creo Products*                                        $    939,200
                                                                    ------------
              Textiles - 0.9%
 331,000      Unifi, Inc.*                                          $  1,651,690
                                                                    ------------
              Total Consumer Durables & Apparel                     $  8,490,364
                                                                    ------------
              Hotels, Restaurants & Leisure - 2.6%
              Leisure Facilities - 0.3%
  75,600      Bally Total Fitness Holding Corp.*                    $    503,496
                                                                    ------------
              Restaurants - 2.3%
  25,775      Applebee's International, Inc.                        $    966,820
  33,400      CEC Entertainment, Inc.*                                 1,633,260
 105,400      O'Charley's, Inc.*                                       1,775,990
                                                                    ------------
                                                                    $  4,376,070
                                                                    ------------
              Total Hotels, Restaurants & Leisure                   $  4,879,566
                                                                    ------------
              Media - 2.8%
              Movies & Entertainment - 1.7%
 190,000      Alliance Atlantis Communications, Inc.*               $  3,135,000
                                                                    ------------
              Publishing - 1.1%
 103,500      Journal Register Co.*                                 $  2,073,105
                                                                    ------------
              Total Media                                           $  5,208,105
                                                                    ------------
              Retailing - 4.6%
              Apparel Retail - 1.0%
  94,100      Genesco Inc.*                                         $  1,585,585
  12,500      Gildan Activewear, Inc.*                                   342,375
                                                                    ------------
                                                                    $  1,927,960
                                                                    ------------
              Catalog Retail - 0.3%
  30,000      Insight Enterprises, Inc.*                            $    505,500
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                Value
              Computer & Electronics Retail - 0.9%
 153,200      Inter-TAN, Inc.*                                      $  1,611,664
                                                                    ------------
              General Merchandise Stores - 1.1%
  66,000      Tuesday Morning Corp.*                                $  2,104,740
                                                                    ------------
              Specialty Stores - 1.3%
  15,000      Guitar Center, Inc.*                                  $    488,550
  68,800      School Specialty, Inc.*                                  1,918,144
                                                                    ------------
                                                                    $  2,406,694
                                                                    ------------
              Total Retailing                                       $  8,556,558
                                                                    ------------
              Food & Drug Retailing - 1.5%
              Food Distributors - 0.9%
  37,052      The J.M. Smucker Co.                                  $  1,621,766
                                                                    ------------
              Food Retail - 0.6%
  30,000      Fresh Del Monte Produce, Inc.*                        $    750,000
  35,000      Wild Oats Markets, Inc.*                                   363,300
                                                                    ------------
                                                                    $  1,113,300
                                                                    ------------
              Total Food & Drug Retailing                           $  2,735,066
                                                                    ------------
              Food, Beverage & Tobacco - 1.3%
              Agricultural Products - 1.3%
  73,000      Corn Products International, Inc.*                    $  2,473,970
                                                                    ------------
              Total Food, Beverage & Tobacco                        $  2,473,970
                                                                    ------------
              Household & Personal Products - 1.5%
              Household Products - 1.5%
 179,100      Nu Skin Enterprises, Inc.                             $  2,842,317
                                                                    ------------
              Total Household & Personal Products                   $  2,842,317
                                                                    ------------
              Health Care Equipment & Services - 10.7%
              Health Care Distributors - 2.1%
 125,315      AMN Healthcare Services*                              $  1,894,763
  19,500      Chattem, Inc.*                                             286,065
 125,000      Cross Country Health Care, Inc.                          1,736,250
                                                                    ------------
                                                                    $  3,917,078
                                                                    ------------
              Health Care Equipment - 1.4%
 111,500      Haemonetics Corp.*                                    $  2,571,190
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
              Health Care Facilities - 2.3%
  55,000      Lifepoint Hospitals, Inc.*                            $  1,414,050
  67,400      Sunrise Senior Living, Inc.*                             1,947,860
  20,000      Universal Health Services, Inc. (Class B)*                 941,000
                                                                    ------------
                                                                    $  4,302,910
                                                                    ------------
              Health Care Services - 3.0%
 420,000      Hooper Holmes, Inc.                                   $  2,188,200
  87,000      Providence Service Corp.*                                1,392,000
 119,800      Parexel International Corp.*                             2,003,056
                                                                    ------------
                                                                    $  5,583,256
                                                                    ------------
              Health Care Supplies - 0.8%
  50,000      Charles River Laboratories International, Inc.*       $  1,612,000
                                                                    ------------
              Managed Health Care - 1.1%
  85,000      First Health Group Corp.*                             $  2,074,850
                                                                    ------------
              Total Health Care Equipment & Services                $ 20,061,284
                                                                    ------------
              Pharmaceuticals & Biotechnology - 0.5%
              Biotechnology - 0.5%
  75,500      Cubist Pharmaceuticals, Inc.*                         $    877,310
                                                                    ------------
              Total Pharmaceuticals & Biotechnology                 $    877,310
                                                                    ------------
              Banks - 6.8%
              Diversified Banks - 0.8%
  73,300      Provident Financial Services, Inc.                    $  1,436,680
                                                                    ------------
              Regional Banks - 1.7%
  35,300      Sterling Bancshares, Inc.*                            $    405,950
  76,000      Whitney Holding Corp.                                    2,885,720
                                                                    ------------
                                                                    $  3,291,670
                                                                    ------------
              Thrifts & Mortgage Finance - 4.3%
 110,000      Commercial Federal Corp.                              $  2,831,400
 115,800      Staten Island Bancorp, Inc.                              2,307,894
  64,500      Webster Financial Corp.                                  2,883,150
                                                                    ------------
                                                                    $  8,022,444
                                                                    ------------
              Total Banks                                           $ 12,750,794
                                                                    ------------
              Diversified Financials - 7.2%
              Consumer Finance - 0.6%
  42,400      American Capital Strategies                           $  1,144,800
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                Value
              Consumer Finance - 4.4%
 241,200      Advanta Corp. (Class B)                               $  2,636,316
 511,200      iDine Rewards Network*+                                  5,582,304
                                                                    ------------
                                                                    $  8,218,620
                                                                    ------------
              Multi-Sector Holding - 1.3%
  60,000      Leucadia National Corp.                               $  2,520,000
                                                                    ------------
              Diversified Financial Services - 0.9%
  46,400      Gabelli Asset Management, Inc.*                       $  1,633,744
                                                                    ------------
              Total Diversified Financials                          $ 13,517,164
                                                                    ------------
              Insurance - 3.1%
              Multi-Line Insurance - 0.4%
  38,500      Max Re Capital Ltd.                                   $    710,710
                                                                    ------------
              Property & Casualty Insurance - 2.7%
  28,500      First American Corp.                                  $    816,525
 160,100      Quanta Capital Holdings (144A)*                          1,617,010
  89,500      Selective Insurance Group, Inc.                          2,747,650
                                                                    ------------
                                                                    $  5,181,185
                                                                    ------------
              Total Insurance                                       $  5,891,895
                                                                    ------------
              Real Estate - 5.7%
              Real Estate Investment Trusts - 5.7%
  45,000      Colonial Properties Trust                             $  1,665,000
  30,000      Camden Property Trust*                                   1,188,000
  62,800      Healthcare Realty Trust, Inc.                            2,119,500
 151,400      Innkeepers USA Trust                                     1,317,180
  79,000      Prentiss Properties Trust                                2,388,960
  57,500      Shurgard Storage Centers, Inc.                           2,081,500
                                                                    ------------
              Total Real Estate                                     $ 10,760,140
                                                                    ------------
              Software & Services - 6.7%
              Application Software - 4.8%
 100,000      American Management Systems, Inc.*                    $  1,480,000
  45,750      Fair Isaac & Co., Inc.+                                  2,917,935
  47,500      Manhattan Associates, Inc.*                              1,322,400
 112,000      Mercury Computer Systems, Inc.*                          2,409,120
  37,600      Verint Systems, Inc.*                                      841,864
                                                                    ------------
                                                                    $  8,971,319
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                Value
              Home Entertainment Software - 1.1%
 188,500      Plato Learning, Inc.*                                 $  2,022,605
                                                                    ------------
              Internet Software & Services - 0.3%
  71,800      Lionbridge Technologies, Inc.*                        $    648,354
                                                                    ------------
              Systems Software - 0.5%
 100,000      Borland Software Corp.*                               $    888,000
                                                                    ------------
              Total Software & Services                             $ 12,530,278
                                                                    ------------
              Technology Hardware & Equipment - 3.5%
              Communications Equipment - 1.0%
  50,407      Avocent Corp.*                                        $  1,905,385
                                                                    ------------
              Electronic Manufacturing Services - 1.5%
 164,800      Plexus Corp.*                                         $  2,849,392
                                                                    ------------
              Technology Distributors - 1.0%
  55,000      Tech Data Corp.*                                      $  1,810,600
                                                                    ------------
              Total Technology Hardware & Equipment                 $  6,565,377
                                                                    ------------
              Semiconductors - 4.4%
              Semiconductor Equipment - 3.1%
  25,000      ATMI, Inc.*                                           $    574,750
  15,000      Cymer, Inc.*                                               684,900
  45,000      DuPont Photomasks, Inc.*                                 1,043,100
  80,000      Photronics, Inc.*                                        1,723,200
  40,000      Varian Semiconductor Equipment Associates, Inc.*         1,934,000
                                                                    ------------
                                                                    $  5,959,950
                                                                    ------------
              Semiconductors - 1.3%
  68,600      Power Integrations, Inc.*                             $  2,388,652
                                                                    ------------
              Total Semiconductors                                  $  8,348,602
                                                                    ------------
              Telecommunication Services - 2.0%
              Integrated Telecommunications Services - 1.8%
 155,000      Aeroflex, Inc.*                                       $  1,438,400
 138,000      CT Communications, Inc.                                  1,916,820
                                                                    ------------
                                                                    $  3,355,220
                                                                    ------------
              Wireless Telecommunications Services - 0.2%
  41,900      Boston Communications Group, Inc.*                    $    394,698
                                                                    ------------
              Total Telecommunication Services                      $  3,749,918
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                              Value
              Utilities - 2.4%
              Electric Utilities - 1.5%
 144,000      Unisource Energy Corp. Holding Co.                   $  2,779,200
                                                                   ------------
              Gas Utilities - 0.9%
  42,000      People's Energy Corp.                                $  1,698,900
                                                                   ------------
              Total Utilities                                      $  4,478,100
                                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $156,240,086)                                  $182,211,435
                                                                   ------------
              EXCHANGE TRADED FUNDS - 1.7%
  25,700      Russell Midcap Growth Index Fund, iShares            $  2,708,266
  14,700      Nasdaq 100 Index Traded Fund*                             517,144
                                                                   ------------
                                                                   $  3,225,410
                                                                   ------------
              TOTAL EXCHANGE TRADED FUNDS
              (Cost $2,390,984)                                    $  3,225,410
                                                                   ------------

Principal
 Amount
                 TEMPORARY CASH INVESTMENTS - 13.5%
                 Repurchase Agreement - 2.9%
 $5,500,000      UBS Warburg, Inc. 0.97%, Dated 10/31/03,
                 repurchase price of $5,500,000 plus accrued
                 interest on 11/3/03 collateralized by $5,614,000
                 U.S. Treasury Bill, 0.94%, 11/28/03               $  5,500,000
                                                                   ------------

  Shares
                Security Lending Collateral - 10.6%
 19,856,650     Securities Lending Investment Fund, 0.99%          $ 19,856,650
                                                                   ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $25,356,650)                                 $ 25,356,650
                                                                   ------------
                TOTAL INVESTMENT IN SECURITIES - 112.1%
                (Cost $183,987,720) (a)                            $210,793,495
                                                                   ------------
                OTHER ASSETS AND LIABILITIES - (12.1)%             $(22,750,090)
                                                                   ------------
                TOTAL NET ASSETS - 100.0%                          $188,043,408
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

   * Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2003, the value of these securities amounted to $3,826,457 or 2.03% of total net assets.

 (a) At October 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $184,169,387 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                      $39,754,803

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                      (13,130,695)
                                                                    -----------
     Net unrealized gain                                            $26,624,108
                                                                    ===========

   + At October 31, 2003, the following securities have been pledged to cover margin requirements for open futures contracts:

      Shares            Security             Market Value
       8,650      Fair Issac & Co. Inc.       $  551,697
     144,210      iDine Rewards Network       $1,574,773

     Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2003 aggregated $65,052,583 and $81,302,063, respectively.


   The accompanying notes are an integral part of these financial statements.
18

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 10/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
   loaned of $18,826,840) (cost $183,987,720)                       $210,793,495
  Cash                                                                   504,843
  Receivables -
   Investment securities sold                                            960,658
   Fund shares sold                                                       74,252
   Dividends and Interest                                                 69,840
  Other                                                                    7,796
                                                                    ------------
     Total assets                                                   $212,410,884
                                                                    ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                  $  3,620,822
   Fund shares repurchased                                               426,485
   Upon return of securities loaned                                   19,856,650
   Variation margin                                                       22,000
  Due to affiliates                                                      319,085
  Accrued expenses                                                       104,227
  Other                                                                   18,207
                                                                    ------------
     Total liabilities                                              $ 24,367,476
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $156,154,422
  Accumulated undistributed net investment income                        128,674
  Accumulated net realized gain on investments, futures
   contracts and foreign currency transactions                         4,797,450
  Net unrealized gain on investments                                  26,805,775
  Net unrealized gain on futures contracts                               157,087
                                                                    ------------
     Total net assets                                               $188,043,408
                                                                    ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $105,489,437/7,405,885 shares)                  $      14.24
                                                                    ============
  Class B (based on $68,222,279/5,089,552 shares)                   $      13.40
                                                                    ============
  Class C (based on $14,331,049/1,082,079 shares)                   $      13.24
                                                                    ============
  Class R (based on $643.25/45.126 shares)                          $      14.25
                                                                    ============
MAXIMUM OFFERING PRICE:
  Class A ($14.24 [divided by] 94.25%)                              $      15.11
                                                                    ============
  Class C ($13.24 [divided by] 99.00%)                              $      13.37
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $903)   $ 2,397,147
  Interest                                                167,089
  Income from securities loaned, net                       87,305
                                                      -----------
     Total investment income                                        $ 2,651,541
                                                                    -----------
EXPENSES:
  Management fees                                     $ 1,524,998
  Transfer agent fees
   Class A                                                478,097
   Class B                                                355,116
   Class C                                                 86,970
  Distribution fees
   Class A                                                230,496
   Class B                                                738,816
   Class C                                                133,313
   Class R                                                      2
  Administrative fees                                      71,424
  Custodian fees                                           35,524
  Registration fees                                        93,737
  Professional fees                                        34,230
  Printing                                                 74,692
  Fees and expenses of nonaffiliated trustees               9,259
  Miscellaneous                                            17,546
                                                      -----------
     Total expenses                                                 $ 3,884,220
     Less fees paid indirectly                                           (7,557)
                                                                    -----------
     Net expenses                                                   $ 3,876,663
                                                                    -----------
       Net investment loss                                          $(1,225,122)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                        $ 3,446,612
   Futures contracts                                    2,626,538
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies    (11,306)  $ 6,061,844
                                                      -----------   -----------
  Change in net unrealized gain (loss) from:
   Investments                                        $32,701,670
   Futures contracts                                       60,587   $32,762,257
                                                      -----------   -----------
   Net gain on investments, futures contracts and
     foreign currency transactions                                  $38,824,101
                                                                    -----------
   Net increase in net assets resulting from operations             $37,598,979
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.
20

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02, respectively

                                                          Year Ended      Year Ended
                                                           10/31/03        10/31/02
FROM OPERATIONS:
Net investment loss                                     $ (1,225,122)   $ (1,737,420)
Net realized gain on investments, futures contracts
  and foreign currency transactions                        6,061,844       3,809,064
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions     32,762,257     (28,996,224)
                                                        ------------    ------------
   Net increase (decrease) in net assets resulting
     from operations                                    $ 37,598,979    $(26,924,580)
                                                        ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 49,357,225    $ 75,281,540
Reinvestment of distributions                                      -               -
Cost of shares repurchased                               (77,994,574)    (91,764,306)
                                                        ------------    ------------
   Net decrease in net assets resulting from Fund
     share transactions                                 $(28,637,349)   $(16,482,766)
                                                        ------------    ------------
   Net increase (decrease) in net assets                $  8,961,630    $(43,407,346)
NET ASSETS:
Beginning of year                                        179,081,778     222,489,124
                                                        ------------    ------------
End of year (including accumulated undistributed net
  investment income of $128,674 and $121,319,
  respectively)                                         $188,043,408    $179,081,778
                                                        ============    ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02

                                '03 Shares     '03 Amount     '02 Shares     '02 Amount
CLASS A
Shares sold                      2,442,533    $ 31,821,472     2,680,238    $ 38,697,588
Reinvestment of distributions            -               -             -               -
Less shares repurchased         (2,897,994)    (35,928,311)   (3,395,454)    (47,490,308)
                                ----------    ------------    ----------    ------------
   Net decrease                   (455,461)   $ (4,106,839)     (715,216)   $ (8,792,720)
                                ==========    ============    ==========    ============
CLASS B
Shares sold                        931,376    $ 11,204,026     1,762,011    $ 23,897,851
Reinvestment of distributions            -               -             -               -
Less shares repurchased         (2,899,693)    (34,727,017)   (2,743,076)    (36,330,385)
                                ----------    ------------    ----------    ------------
   Net decrease                 (1,968,317)   $(23,522,991)     (981,065)   $(12,432,534)
                                ==========    ============    ==========    ============
CLASS C
Shares sold                        536,938    $  6,331,226       937,512    $ 12,686,101
Reinvestment of distributions            -               -             -               -
Less shares repurchased           (632,950)     (7,339,245)     (590,761)     (7,943,613)
                                ----------    ------------    ----------    ------------
   Net increase (decrease)         (96,012)   $ (1,008,019)      346,751    $  4,742,488
                                ==========    ============    ==========    ============
CLASS R*
Shares sold                             45    $        501
Reinvestment of distributions            -               -
Less shares repurchased                 (0)             (1)
                                ----------    ------------
   Net increase                         45    $        500
                                ==========    ============

* Class R shares were first publicly offered April 1, 2003.

   The accompanying notes are an integral part of these financial statements.
22

Pioneer Small Company Fund

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                              10/31/03     10/31/02     10/31/01     10/31/00   10/31/99(a)
Net asset value, beginning of period                                 $  11.44      $ 13.06     $  14.16     $  10.83     $  10.68
                                                                     --------      -------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $  (0.03)     $ (0.05)    $  (0.04)    $   0.06     $  (0.03)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                            2.83        (1.57)       (0.82)        3.27         0.59
                                                                     --------      -------     --------     --------     --------
  Net increase (decrease) from investment operations                 $   2.80      $ (1.62)    $  (0.86)    $   3.33     $   0.56
Distributions to shareowners:
 Net realized gain                                                          -            -        (0.24)           -        (0.41)
                                                                     --------      -------     --------     --------     --------
Net increase (decrease) in net asset value                           $   2.80      $ (1.62)    $  (1.10)    $   3.33     $   0.15
                                                                     --------      -------     --------     --------     --------
Net asset value, end of period                                       $  14.24      $ 11.44     $  13.06     $  14.16     $  10.83
                                                                     ========      =======     ========     ========     ========
Total return*                                                           24.48%      (12.40)%      (6.13)%      30.75%        5.37%
Ratio of net expenses to average net assets+                             1.80%        1.62%        1.58%        1.58%        1.65%
Ratio of net investment income (loss) to average net assets+            (0.33)%      (0.38)%      (0.36)%       0.02%       (0.35)%
Portfolio turnover rate                                                    39%          27%          42%          55%          60%
Net assets, end of period (in thousands)                             $105,489      $89,923     $111,995     $119,375     $107,448
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.80%       1.60%        1.55%        1.55%        1.62%
 Net investment income (loss)                                           (0.33)%     (0.36)%      (0.33)%       0.05%       (0.32)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.

                             The accompanying notes are an integral part of these financial statements.
                                                                                                                                  23

Pioneer Small Company Fund

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                              10/31/03     10/31/02     10/31/01     10/31/00   10/31/99(a)
Net asset value, beginning of period                                  $ 10.84      $ 12.46     $  13.63     $  10.50     $  10.44
                                                                      -------      -------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                                  $ (0.19)     $ (0.02)    $  (0.15)    $  (0.13)    $  (0.11)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                            2.75        (1.60)       (0.78)        3.26         0.58
                                                                      -------      -------     --------     --------     --------
  Net increase (decrease) from investment operations                  $  2.56      $ (1.62)    $  (0.93)    $   3.13     $   0.47
Distributions to shareowners:
 Net realized gain                                                          -            -        (0.24)           -        (0.41)
                                                                      -------      -------     --------     --------     --------
Net increase (decrease) in net asset value                            $  2.56      $ (1.62)    $  (1.17)    $   3.13     $   0.06
                                                                      -------      -------     --------     --------     --------
Net asset value, end of period                                        $ 13.40      $ 10.84     $  12.46     $  13.63     $  10.50
                                                                      -------      -------     --------     --------     --------
Total return*                                                           23.62%      (13.00)%      (6.90)%      29.81%        4.61%
Ratio of net expenses to average net assets+                             2.51%        2.32%        2.28%        2.28%        2.41%
Ratio of net investment loss to average net assets+                     (1.03)%      (1.08)%      (1.06)%      (0.68)%      (1.11)%
Portfolio turnover rate                                                    39%          27%          42%          55%          60%
Net assets, end of period (in thousands)                              $68,222      $76,515     $100,204     $117,667     $107,652
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            2.51%        2.30%        2.25%        2.26%        2.34%
 Net investment loss                                                    (1.03)%      (1.06)%      (1.03)%     (0.66)%      (1.04)%


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.

                             The accompanying notes are an integral part of these financial statements.

24

Pioneer Small Company Fund

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                              10/31/03     10/31/02     10/31/01     10/31/00   10/31/99(a)
Net asset value, beginning of period                                  $ 10.73      $ 12.38       $13.55       $10.47       $10.44
                                                                      -------      -------       ------       ------       ------
Increase (decrease) from investment operations:
 Net investment loss                                                  $ (0.16)     $ (0.02)      $(0.15)      $(0.11)      $(0.12)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                            2.67        (1.63)       (0.78)        3.19         0.56
                                                                      -------      -------       ------       ------       ------
  Net increase (decrease) from investment operations                  $  2.51      $ (1.65)      $(0.93)      $ 3.08       $ 0.44
Distributions to shareowners:
 Net realized gain                                                          -            -        (0.24)           -        (0.41)
                                                                      -------      -------       ------       ------       ------
Net increase (decrease) in net asset value                            $  2.51      $ (1.65)      $(1.17)      $ 3.08       $ 0.03
                                                                      -------      -------       ------       ------       ------
Net asset value, end of period                                        $ 13.24      $ 10.73       $12.38       $13.55       $10.47
                                                                      -------      -------       ------       ------       ------
Total return*                                                           23.39%      (13.33)%      (6.94)%      29.42%        4.31%
Ratio of net expenses to average net assets+                             2.69%        2.60%        2.45%        2.43%        2.51%
Ratio of net investment loss to average net assets+                     (1.22)%      (1.37)%      (1.25)%      (0.86)%      (1.21)%
Portfolio turnover rate                                                    39%          27%          42%          55%          60%
Net assets, end of period (in thousands)                              $14,331      $12,644       $0,290       $9,401       $7,431
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                            2.69%        2.58%        2.41%        2.39%        2.48%
 Net investment loss                                                    (1.22)%      (1.35)%      (1.21)%      (0.82)%      (1.18)%


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.


                             The accompanying notes are an integral part of these financial statements.
                                                                                                                                  25

Pioneer Small Company Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      4/1/03
                                                                   to 10/31/03
CLASS R (a)
Net asset value, beginning of period                                  $11.08
                                                                      ------
Increase (decrease) from investment operations:
 Net investment loss                                                  $(0.04)
 Net realized and unrealized gain on investments,
  futures contracts and foreign currency transactions                   3.21
                                                                      ------
  Net increase from investment operations                             $ 3.17
Net increase in net asset value                                         3.17
                                                                      ------
Net asset value, end of period                                        $14.25
                                                                      ======
Total return*                                                          28.61%
Ratio of net expenses to average net assets+                            1.74%**
Ratio of net investment loss to average net assets+                    (0.58)%**
Portfolio turnover rate                                                   39%
Net assets, end of period (in thousands)                              $    1
Ratios with reduction for fees paid indirectly:
 Net expenses                                                           1.74%**
 Net investment loss                                                   (0.58)%**

(a) Class R shares were first publicly offered on April 1, 2003.
  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.
26

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C, and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                               (continued)
--------------------------------------------------------------------------------

   the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

   As of October 31, 2003, open futures contracts were as follows:

--------------------------------------------------------------------------------
                    Number of
                    Contracts     Settlement        Market       Unrealized
Type                   Long          Month          Value           Gain
--------------------------------------------------------------------------------
Russell 2000            16         Dec 2003       $4,226,800      $157,087
--------------------------------------------------------------------------------

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   There were no distributions paid during the years ended October 31, 2003 and 2002.

   The following shows components of distributable earnings on a federal income tax basis at October 31, 2003.

--------------------------------------------------------------------------------
                                         2003
--------------------------------------------------------------------------------
  Undistributed ordinary income     $         -
  Undistributed long-term gain        5,264,878
  Unrealized appreciation            26,624,108
                                    -----------
    Total                           $31,888,986
                                    ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, unrealized appreciation on futures contracts and tax basis adjustments on real estate investment trust (REIT) holdings.

   At October 31, 2003, the Fund reclassified $1,232,477 to increase accumulated undistributed net investment income, $212,732 to increase accumulated net realized gain on investments, futures contracts and foreign currency transactions and $1,445,209 to decrease paid-in-capital to reflect permanent book/ tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                            (continued)
--------------------------------------------------------------------------------

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $24,694 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2003.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2003, $146,513 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $73,893 in transfer agent fees payable to PIMSS at October 31, 2003.

4. Distribution and Service Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                               (continued)
--------------------------------------------------------------------------------

accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $ 98,679 in distribution fees payable to PFD at October 31, 2003. The Fund also has adopted a separate Service Plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2003, CDSCs in the amount of $69,120 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2003, the Fund's expenses were reduced by $7,557 under such arrangements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Line Of Credit Facility
The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Small Company Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Company Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report, dated December 7, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2003

Pioneer Small Company Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
Name and Age                    Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*        Chairman of the Board,         Since 1995.
                                Trustee and President          Serves until a successor trustee is
                                                               elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**           Trustee and                    Since June, 2003.
                                Executive Vice President       Serves until a successor trustee is
                                                               elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)               Trustee                        Since 1997.
3509 Woodbine Street,                                          Serves until a successor trustee is
Chevy Chase, MD 20815                                          elected or earlier retirement or removal.

--------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)    Trustee                        Since 1995.
Boston University Healthcare                                   Serves until a successor trustee is
Entrepreneurship Program,                                      elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years       Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer         Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. ("PGAM");
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
("PIM-USA"); Chairman and a Director of
Pioneer; Director of Pioneer Alternative
Investment Management Limited (Dublin);
President and a Director of Pioneer Alternative
Investment Management (Bermuda) Limited and
affiliated funds; President and Director of
Pioneer Funds Distributor, Inc. ("PFD");
President of all of the Pioneer Funds; and Of
Counsel (since 2000, partner prior to 2000),
Hale and Dorr LLP (counsel to PIM-USA and the
Pioneer Funds)

-----------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA    None
since May, 2003 (Director since January, 2001);
President and Director of Pioneer since May,
2003; Chairman and Director of Pioneer
Investment Management Shareholder Services,
Inc. ("PIMSS") since May, 2003; Executive Vice
President of all of the Pioneer Funds since
June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to
May 2003; Executive Vice President, Chief
Financial Officer and Treasurer, John Hancock
Advisers, L.L.C., Boston, MA, November 1999 to
November 2000; Senior Vice President and Chief
Financial Officer, John Hancock Advisers,
L.L.C., April 1997 to November 1999

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years       Other Directorships Held by this Trustee
President, Bush International (international      Director of Brady Corporation (industrial
financial advisory firm)                          identification and specialty coated material
                                                  products manufacturer), Millennium Chemicals,
                                                  Inc. (commodity chemicals), Mortgage Guaranty
                                                  Insurance Corporation, and R.J. Reynolds
                                                  Tobacco Holdings, Inc. (tobacco)
-----------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care    None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor
of Surgery, Boston University School of
Medicine; and University Professor, Boston
University
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1995.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
--------------------------------------------------------------------------------------------------------

Marguerite A. Piret (55)        Trustee                        Since 1995.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
--------------------------------------------------------------------------------------------------------

Stephen K. West (75)            Trustee                        Since 1995.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.
--------------------------------------------------------------------------------------------------------

John Winthrop (67)              Trustee                        Since 1995.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.

--------------------------------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------------------------------

Name and Age                    Positions Held With the Fund   Term of Office and Length of Service
Dorothy E. Bourassa (55)        Secretary                      Serves at the discretion of board.

--------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)      Assistant Secretary            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------------
David C. Phelan (46)            Assistant Secretary            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------------
Vincent Nave (58)               Treasurer                      Serves at the discretion of board.

--------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)           Assistant Treasurer            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                  Other Directorships Held by this
                                                             Trustee
Founding Director, The Winthrop Group, Inc. (consulting      None
firm); Professor of Management, Faculty of Management,
McGill University

------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &      None
Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)               Director, The Swiss Helvetia
                                                             Fund, Inc. (closed-end investment
                                                             company) and AMVESCAP PLC
                                                             (investment managers)

------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                         None
(private investment firm)

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                  Other Directorships Held by this
                                                             Trustee
Secretary of PIM-USA: Senior Vice President-Legal of         None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director
of Compliance of PIM-USA from April 1998 through
October 2000
------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer       None
since July 2002; Vice President and Senior Counsel of
BISYS Fund Services, Inc. (April 2001 to June 2002);
Senior Vice President and Deputy General Counsel of
Funds Distributor, Inc. (July 2000 to April 2001; Vice
President and Associate General Counsel from July 1996
to July 2000); Assistant Secretary of all of the Pioneer
Funds since September 2003
------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of    None
Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody   None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration     None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------------------------
Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)             Assistant Treasurer            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)    Assistant Treasurer            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                     Other Directorships Held by this
                                                                Officer
Fund Accounting Manager-Fund Accounting, Administration         None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                    None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA* For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA* Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans
Uni-K Plan* A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan* Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan* The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

403(b) Plan* Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SEP-IRA The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP) Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our website:                                          www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street                                                    14481-00-1203
Boston, Massachusetts 02109             (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Small Company Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December XX, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December XX, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date December XX, 2003

* Print the name and title of each signing officer under his or her signature.